Exhibit 99.1

Dogwood Therapeutics Regains Compliance with Nasdaq Minimum Bid Price Requirement

ATLANTA, Ga., October 30, 2024 -- Dogwood Therapeutics, Inc. (Nasdaq: DWTX) (the “Company”), formerly Virios Therapeutics, Inc., a clinical‐stage biopharmaceutical company, announced today that it has regained compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. The listing compliance matter is now closed.

Below are some recent key developments in the business.

Key Highlights

•	Top-line results from the Bateman Horne Center’s phase 2a study of IMC-2 for the treatment of Long-COVID are expected to be released in mid-November 2024.
•	Integration efforts continue following the Company’s acquisition of Pharmagesic (Holdings) Inc. in early October 2024.

About Dogwood Therapeutics

Dogwood Therapeutics (Nasdaq: DWTX) is a development-stage biopharmaceutical company focused on developing new medicines to treat pain and fatigue-related disorders. The Dogwood research pipeline includes two separate mechanistic platforms that include a non-opioid analgesic program and an antiviral program. The proprietary non-opioid, Nav 1.7 analgesic program is centered on lead development candidate, Halneuron® which is a voltage-gated sodium channel blocker, a mechanism known to be effective for reducing pain. Halneuron® treatment has demonstrated pain reduction of both general cancer related pain and chemotherapy-induced neuropathic pain (“CINP”).  Interim data from the forthcoming Phase 2 CINP study are expected in 2H 2025.  The antiviral program includes IMC-1 and IMC-2, which are novel, proprietary, fixed dose combinations of nucleoside analog, anti-herpes antivirals and the anti-inflammatory agent, celecoxib, for the treatment of illnesses believed to be related to reactivation of previously dormant herpes viruses, including fibromyalgia (“FM”) and Long-COVID (“LC”). Top-line data from an ongoing IMC-2 Phase 2 LC study are expected in mid-November 2024. IMC-1 is poised to progress into Phase 3 development as a treatment for FM and is the focus of external partnership activities. For more information, please visit www.dwtx.com.

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Exhibit 99.1

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Forward-Looking Statements

Statements in this press release contain “forward-looking statements,” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “suggest,” “target,” “aim,” “should,” "will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Dogwood’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including risks related to the completion, timing and results of current and future clinical studies relating to Dogwood’s product candidates. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Amended Annual Report on Form 10-K/A for the year ended December 31, 2023, filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and Dogwood undertakes no duty to update such information except as required under applicable law.

Contact:

IR@dwtx.com